EXHIBIT 14

Powers of Attorney

Exhibit 99.14

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Colette Vargas, a Director and Chief Actuary of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA HNY	Flexible Premium Variable Annuity – P	333-149337
Separate Account VA PP	Flexible Premium Variable Annuity – R	333-172715
Separate Account VA QQ	Flexible Premium Variable Annuity – T
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2011.

/s/ Colette Vargas
Colette Vargas
Director and Chief Actuary

ACKNOWLEDGMENT

STATE OF NEW YORK, COUNTY OF WESTCHESTER ss.:

On the 1st day of April, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Colette Vargas, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Davie R. Feibuschr
Notary Public, State of New York

NOTARY SEAL

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: Colette Vargas by (Your Signature) as Agent, or (Your Signature) as Agent for Colette Vargas.

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Shane E. Daly and Darin D. Smith, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Shane E. Daly	5 April 2011
Shane E. Daly

/s/ Darin D. Smith	5 April 2011
Darin D. Smith

ACKNOWLEDGMENT

STATE OF IOWA, COUNTY OF LINN ss.:

On the 5th day of April, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Shane E. Daly, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sandy K. Dix
Notary Public, State of Iowa

NOTARY SEAL

ACKNOWLEDGMENT

STATE OF IOWA, COUNTY OF LINN ss.:

On the 5th day of April, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sandy K. Dix
Notary Public, State of Iowa

NOTARY SEAL

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth Belanger, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA HNY	Flexible Premium Variable Annuity – P	333-149337
Separate Account VA PP	Flexible Premium Variable Annuity – R	333-172715
Separate Account VA QQ	Flexible Premium Variable Annuity – T
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2011.

/s/ Elizabeth Belanger
Elizabeth Belanger
Director

ACKNOWLEDGMENT

STATE OF NEW YORK, COUNTY OF WESTCHESTER ss.:

On the 30th day of March, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Elizabeth Belanger, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ David R. Feibusch
Notary Public, State of New York

NOTARY SEAL

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: Elizabeth Belanger by (Your Signature) as Agent, or (Your Signature) as Agent for Elizabeth Belanger.

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Shane E. Daly and Darin D. Smith, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Shane E. Daly	1 April 2011
Shane E. Daly

/s/ Darin D. Smith	1 April 2011
Darin D. Smith

ACKNOWLEDGMENT

STATE OF IOWA, COUNTY OF LINN ss.:

On the 1st day of April, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Shane E. Daly, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sandy K. Dix
Notary Public, State of Iowa

NOTARY SEAL

ACKNOWLEDGMENT

STATE OF IOWA, COUNTY OF LINN ss.:

On the 1st day of April, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sandy K. Dix
Notary Public, State of Iowa

NOTARY SEAL

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, a Controller of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA HNY	Flexible Premium Variable Annuity – P	333-149337
Separate Account VA PP	Flexible Premium Variable Annuity – R	333-172715
Separate Account VA QQ	Flexible Premium Variable Annuity – T
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2011.

/s/ Eric J. Martin
Eric J. Martin Controller

ACKNOWLEDGMENT

STATE OF IOWA, COUNTY OF LINN ss.:

On the 1st day of April, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Eric J. Martin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sandy K. Dix
Notary Public, State of Iowa

NOTARY SEAL

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: Eric J. Martin by (Your Signature) as Agent, or (Your Signature) as Agent for Eric J. Martin.

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Shane E. Daly and Darin D. Smith, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Shane E. Daly	1 April 2011
Shane E. Daly

/s/ Darin D. Smith	1 April 2011
Darin D. Smith

ACKNOWLEDGMENT

STATE OF IOWA, COUNTY OF LINN ss.:

On the 1st day of April, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Shane E. Daly, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sandy K. Dix
Notary Public, State of Iowa

NOTARY SEAL

ACKNOWLEDGMENT

STATE OF IOWA, COUNTY OF LINN ss.:

On the 1st day of April, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sandy K. Dix
Notary Public, State of Iowa

NOTARY SEAL

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John T. Mallett, a Director and Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA HNY	Flexible Premium Variable Annuity – P	333-149337
Separate Account VA PP	Flexible Premium Variable Annuity – R	333-172715
Separate Account VA QQ	Flexible Premium Variable Annuity – T
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 2011.

/s/ John T. Mallett
John T. Mallett
Director and Vice President

ACKNOWLEDGMENT

STATE OF LINN, COUNTY OF IOWA ss.:

On the 31st day of March, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared John T. Mallett, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kathleen M. O’Donnell
Notary Public, State of Iowa

NOTARY SEAL

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: John T. Mallett by (Your Signature) as Agent, or (Your Signature) as Agent for John T. Mallett.

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Shane E. Daly and Darin D. Smith, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Shane E. Daly	31 March 2011
Shane E. Daly

/s/ Darin D. Smith	31 March 2011
Darin D. Smith

ACKNOWLEDGMENT

STATE OF IOWA, COUNTY OF LINN ss.:

On the 31st day of March, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Shane E. Daly, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sandy K. Dix
Notary Public, State of Iowa

NOTARY SEAL

ACKNOWLEDGMENT

STATE OF IOWA, COUNTY OF LINN ss.:

On the 31st day of March, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sandy K. Dix
Notary Public, State of Iowa

NOTARY SEAL

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Karen R. Wright, a Vice President and Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA HNY	Flexible Premium Variable Annuity – P	333-149337
Separate Account VA PP	Flexible Premium Variable Annuity – R	333-172715
Separate Account VA QQ	Flexible Premium Variable Annuity – T
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2011.

/s/ Karen R. Wright
Karen R. Wright
Vice President and Treasurer

ACKNOWLEDGMENT

STATE OF KENTUCKY, COUNTY OF JEFFERSON ss.:

On the 30th day of March, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Karen R. Wright, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Jill Bohn
Notary Public, State of Kentucky

NOTARY SEAL

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: Karen R. Wright by (Your Signature) as Agent, or (Your Signature) as Agent for Karen R. Wright.

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Shane E. Daly and Darin D. Smith, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Shane E. Daly	31 March 2011
Shane E. Daly

/s/ Darin D. Smith	31 March 2011
Darin D. Smith

ACKNOWLEDGMENT

STATE OF IOWA, COUNTY OF LINN ss.:

On the 31st day of March, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Shane E. Daly, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sandy K. Dix
Notary Public, State of Iowa

NOTARY SEAL

ACKNOWLEDGMENT

STATE OF IOWA, COUNTY OF LINN ss.:

On the 31st day of March, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sandy K. Dix
Notary Public, State of Iowa

NOTARY SEAL

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Peter G. Kunkel, a Director, Chairman of the Board and President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA HNY	Flexible Premium Variable Annuity – P	333-149337
Separate Account VA PP	Flexible Premium Variable Annuity – R	333-172715
Separate Account VA QQ	Flexible Premium Variable Annuity – T
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2011.

/s/ Peter G. Kunkel
Peter G. Kunkel
Director, Chairman of the Board and President

ACKNOWLEDGMENT

STATE OF NEW YORK, COUNTY OF WESTCHESTER ss.:

On the 30th day of March, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Peter G. Kunkel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Elizabeth L. Belanger
Notary Public, State of New York

NOTARY SEAL

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: Peter G. Kunkel by (Your Signature) as Agent, or (Your Signature) as Agent for Peter G. Kunkel.

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Shane E. Daly and Darin D. Smith, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Shane E. Daly	1 April 2011
Shane E. Daly

/s/ Darin D. Smith	1 April 2011
Darin D. Smith

ACKNOWLEDGMENT

STATE OF IOWA, COUNTY OF LINN ss.:

On the 1st day of April, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Shane E. Daly, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sandy K. Dix
Notary Public, State of Iowa

NOTARY SEAL

ACKNOWLEDGMENT

STATE OF IOWA, COUNTY OF LINN ss.:

On the 1st day of April, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sandy K. Dix
Notary Public, State of Iowa

NOTARY SEAL

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Steven E. Frushtick, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA HNY	Flexible Premium Variable Annuity – P	333-149337
Separate Account VA PP	Flexible Premium Variable Annuity – R	333-172715
Separate Account VA QQ	Flexible Premium Variable Annuity – T
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of April, 2011.

/s/ Steven E. Frushtick
Steven E. Frushtick
Director

ACKNOWLEDGMENT

STATE OF NEW YORK, COUNTY OF NASSAU ss.:

On the 2nd day of April, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Steven E. Frushtick, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Darryl J. Shapiro
Notary Public, State of New York

Notary Seal

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: Steven E. Frushtick by (Your Signature) as Agent, or (Your Signature) as Agent for Steven E. Frushtick.

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Shane E. Daly and Darin D. Smith, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Shane E. Daly	7 April 2011
Shane E. Daly

/s/ Darin D. Smith	7 April 2011
Darin D. Smith

ACKNOWLEDGMENT

STATE OF IOWA, COUNTY OF LINN ss.:

On the 7th day of April, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Shane E. Daly, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sandy K. Dix
Notary Public, State of Iowa

NOTARY SEAL

ACKNOWLEDGMENT

STATE OF IOWA, COUNTY OF LINN ss.:

On the 7th day of April, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sandy K. Dix
Notary Public, State of Iowa

NOTARY SEAL

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Peter P. Post, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	33-83560
Separate Account VA HNY	Flexible Premium Variable Annuity – P	333-149337
Separate Account VA PP	Flexible Premium Variable Annuity – R	333-172715
Separate Account VA QQ	Flexible Premium Variable Annuity – T
Separate Account VA QNY	Flexible Premium Variable Annuity – E	333-110048
Separate Account VA WNY	Flexible Premium Variable Annuity – H	333-120125
Separate Account VA YNY	Flexible Premium Variable Annuity – N	333-147041
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	333-65151
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	333-65131
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	333-122235

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2011.

/s/ Peter P. Post
Peter P. Post
Director

ACKNOWLEDGMENT

STATE OF NEW YORK, COUNTY OF WESTCHESTER ss.:

On the 4th day of April, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Peter P. Post, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Barbara G. Pesquera
Notary Public, State of New York

NOTARY SEAL

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: Peter P. Post by (Your Signature) as Agent, or (Your Signature) as Agent for Peter P. Post.

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Shane E. Daly and Darin D. Smith, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Shane E. Daly	7 April 2011
Shane E. Daly

/s/ Darin D. Smith	7 April 2011
Darin D. Smith

ACKNOWLEDGMENT

STATE OF IOWA, COUNTY OF LINN ss.:

On the 7th day of April, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Shane E. Daly, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sandy K. Dix
Notary Public, State of Iowa

NOTARY SEAL

ACKNOWLEDGMENT

STATE OF IOWA, COUNTY OF LINN ss.:

On the 7th day of April, 2011, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sandy K. Dix
Notary Public, State of Iowa

NOTARY SEAL